Schedule of Investments - InfraCap MLP ETF

January 31, 2022 (unaudited)

Security Description	Shares	Value
COMMON STOCKS - 130.3%
Energy - 130.3%
BP Midstream Partners LP(1)	149,442	$2,624,202
Cheniere Energy Partners LP(1)	39,064	1,923,511
Cheniere Energy, Inc.(1)	791	88,513
Crestwood Equity Partners LP(1)(2)	793,253	21,798,592
DCP Midstream LP(1)	597,942	16,987,532
Enbridge, Inc. (Canada)	1,498	63,320
Energy Transfer LP(1)(2)	2,910,147	27,850,107
EnLink Midstream LLC*(1)	720,325	5,733,787
Enterprise Products Partners LP(1)(2)	1,702,966	40,258,116
Genesis Energy LP(1)	1,472	16,619
Hess Midstream LP Class A	4,716	138,462
Holly Energy Partners LP(1)	595,532	11,142,404
Kinder Morgan, Inc.(1)(2)	18,759	325,656
Magellan Midstream Partners LP(1)	1,111,926	54,339,824
Marathon Petroleum Corp.(1)	758	54,387
MPLX LP(1)	1,690,794	55,491,859
NuStar Energy LP(1)	2,047,971	34,364,953
ONEOK, Inc.(1)	36	2,185
Phillips 66 Partners LP(1)	783,848	32,827,554
Plains All American Pipeline LP(1)	3,027,313	32,604,161
Shell Midstream Partners LP(1)	1,138,760	14,485,027
TC Energy Corp. (Canada)	8,069	416,764
Western Midstream Partners LP(1)	1,498,556	35,725,575
Williams Cos., Inc. (The)(1)(2)	35,129	1,051,762

TOTAL INVESTMENTS - 130.3%
(Cost $328,675,818)		390,314,872
Liabilities in Excess of Other Assets - (30.3)%		(90,682,605)
Net Assets - 100.0%		$299,632,267

Security Description	Notional Amount	Number of contracts
WRITTEN OPTIONS - (0.0)%(3)
Written Call Options
Crestwood Equity Partners LP, Expires 04/14/22, Strike Price $30.00	(1,000)	(10)	$(880)
Energy Transfer LP, Expires 02/18/22, Strike Price $10.00	(206,800)	(2,068)	(28,952)
Enterprise Products Partners LP, Expires 03/04/22, Strike Price $25.50	(100,000)	(1,000)	(17,000)
Enterprise Products Partners LP, Expires 03/11/22, Strike Price $25.50	(101,000)	(1,010)	(14,645)
Enterprise Products Partners LP, Expires 03/18/22, Strike Price $25.00	(10,000)	(100)	(2,700)
Kinder Morgan, Inc., Expires 03/18/22, Strike Price $18.00	(101,800)	(1,018)	(35,630)
Williams Cos., Inc. (The), Expires 02/18/22, Strike Price $29.00	(28,000)	(280)	(37,800)
Total Written Options - (0.0)%
(Premiums Received $79,205)			$(137,607)

*	Non-income producing security.
(1)	Security, or a portion thereof, has been pledged as collateral for borrowings. The aggregate market value of the collateral at January 31, 2022 was $376,280,613.
(2)	Subject to written call options.
(3)	Amount rounds to less than 0.05%.

Schedule of Investments - InfraCap MLP ETF (continued)

January 31, 2022 (unaudited)

Fair Value Measurements

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data. Level 3 includes unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of January 31, 2022.

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Common Stocks	$390,314,872	$—	$—	$390,314,872
Total	$390,314,872	$—	$—	$390,314,872
Liability Valuation Inputs
Written Options	$137,607	$—	$—	$137,607
Total	$137,607	$—	$—	$137,607